IVY FUNDS

Supplement dated December 6, 2006

to

Ivy Equity Funds Prospectus dated July 31, 2006
and Supplemented August 25, 2006

To more closely reflect each Fund's investment style, effective December 6, 2006:

Ivy International Fund's name is changed to Ivy International Growth Fund.

Ivy International Value Fund's name is changed to Ivy International Core Equity Fund.

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